EXHIBIT 99.1

For Immediate Release
July 15, 2004
For Further Information:	Ed Bilek, Investor Relations	205/297-3331
Web Site: www.compassweb.com

COMPASS BANCSHARES REPORTS RECORD SECOND QUARTER EPS OF $0.73

•	Quarterly earnings reach all-time high of $91.7 million

•	Strong fee income growth; noninterest income up 14% from year ago

•	Solid loan growth continues; average managed loans up 10% from year ago

•	Transaction accounts up 9%, led by a 20% increase in noninterest bearing deposits

•	NPA ratio declines to 0.50%; NCO ratio decreases to 0.51% from 0.68% year ago

     Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings per share of $0.73 for the second quarter of 2004, a seven percent increase from $0.68 in the prior year. For the same time period, earnings increased to $91.7 million compared to $87 million earned during the second quarter of 2003. Return on average assets and return on average shareholders’ equity for the second quarter of 2004 were 1.33 percent and 19.17 percent, respectively.

     Earnings per share for the first six months of 2004 increased eight percent to $1.42 from $1.32 in the first six months of 2003. For the first six months of 2004, earnings increased to $178 million compared to $169.1 million for the same period last year. Return on average assets and return on average shareholders’ equity for the first six months of 2004 were 1.31 percent and 18.69 percent, respectively.

     D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “We are pleased by Compass’ record financial performance as we delivered outstanding profitable growth during the first half of 2004. Strong fee income growth, steady low-cost deposit generation, solid loan production and improved credit quality metrics were all key components to the healthy earnings momentum seen in our second quarter results. While certain positive trends and expectations of a rebound in economic activity continue to provide encouragement, we recognize that the current economic environment remains challenging for the financial services industry. However, given the geographical diversity of our franchise and our ability to capitalize on our market share upside, we are cautiously optimistic about the remainder of 2004.”

-more-

Compass record earnings

     Jones added, “Compass’ outstanding financial performance was fueled by a six percent increase in revenue, driven by continued strong fee income growth. Most of our major fee-based businesses generated solid results as noninterest income increased 14 percent from the prior year. Noninterest income now represents 40 percent of total revenue compared to 37 percent a year ago. At the same time, noninterest expense growth was well contained at an annualized rate of two percent from first quarter 2004 levels.”

     “In addition, Compass continued to generate earning asset growth with average managed loans increasing 10 percent over prior year levels. Equally important, our focus on growing low-cost deposits met with continued success as evidenced by the almost 77,000 net new personal checking accounts we added during the first six months of 2004. As a result, average transaction accounts increased by nine percent, driven by a 20 percent increase in average noninterest bearing deposits. Noninterest bearing deposits now represent almost 31 percent of total deposits and transaction accounts represent almost 79 percent of total deposits,” Jones stated.

     “Our ability to generate growth in earning assets, particularly high-quality loans, and low-cost deposits enabled us to offset the remaining effects of maturing interest rate protection contracts during the quarter. As expected, our percent net interest margin declined to 3.58 percent while net interest income increased a modest two percent from a year ago,” Jones stated.

     “At the same time, loan growth did not come at the expense of maintaining sound credit quality standards as all of our key credit quality ratios experienced marked improvement. Net charge-offs as a percentage of average loans decreased to 0.51 percent compared to 0.68 percent in the second quarter of 2003. Nonperforming assets as a percentage of loans and other real estate decreased to 0.50 percent compared with 0.63 percent in the second quarter of 2003. In response to the strong loan growth we experienced, loan loss provision expense exceeded net charge-offs by $5.9 million during the quarter and we maintained our allowance for loan losses as a percentage of loans at 1.41 percent,” Jones said.

     Compass operates 376 full-service banking centers including 136 in Texas, 89 in Alabama, 71 in Arizona, 42 in Florida, 28 in Colorado, and 10 in New Mexico.

     Compass will host a live conference call and webcast at 2:00 p.m. Central Daylight Time today. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassweb.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on July 22, 2004. To access a replay of the conference call dial 1-800-642-1687, conference ID 8447129.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

     In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months			Six Months
	Ended June 30%			Ended June 30%
	2004	2003	Change	2004	2003	Change
EARNINGS SUMMARY
Net interest income	$226,739	$223,329	2	$449,600	$450,574	(0)
Noninterest income	150,019	131,973	14	291,930	255,080	14

Total revenue	376,758	355,302	6	741,530	705,654	5
Provision for loan losses	28,178	27,909	1	52,523	57,688	(9)
Noninterest expense	211,181	195,497	8	421,328	391,630	8

Pretax income	137,399	131,896	4	267,679	256,336	4
Income tax expense	45,654	44,848	2	89,687	87,203	3

Net income	$91,745	$87,048	5	$177,992	$169,133	5

Diluted earnings per share	$0.73	$0.68	7	$1.42	$1.32	8

Diluted weighted average shares outstanding	124,947	128,602	(3)	125,046	128,288	(3)

SELECTED RATIOS
Average common equity to average assets	6.93%	8.04%		7.00%	8.14%
Average loans to average total deposits	107.46	111.00		109.77	111.55
Return on average assets	1.33	1.42		1.31	1.41
Return on average equity	19.17	17.64		18.69	17.32
Efficiency ratio [a]	55.84	55.08		56.78	55.39
Return on average tangible equity [b]	23.63	21.61		23.05	21.17
Book value per common share	$15.63	$15.69		$15.63	$15.69
Allowance for loan losses as a % of total loans	1.41%	1.43%		1.41%	1.43%
Allowance for loan losses as a % of nonperforming loans	400.42	298.89		400.42	298.89

	Average for Three Months Ended June 30%			Average for Six Months Ended June 30%			Ending Balance June 30%

	2004	2003	Change	2004	2003	Change	2004	2003	Change

BALANCE SHEET HIGHLIGHTS
Total loans	$17,628,044	$16,569,323	6	$17,606,069	$16,587,604	6	$17,762,727	$16,329,359	9
Total loans — managed	19,513,378	17,664,062	10	19,285,007	17,639,611	9	19,585,750	17,802,196	10
Total investment securities [c]	7,940,465	5,928,358	34	7,550,648	5,518,230	37	7,857,004	7,122,628	10
Earning assets [c]	25,631,460	22,535,540	14	25,216,042	22,145,728	14	25,689,247	23,481,283	9
Total assets	27,785,546	24,607,875	13	27,371,878	24,209,349	13	27,901,092	25,673,703	9
Noninterest bearing demand deposits	4,906,400	4,085,604	20	4,746,982	3,932,287	21	5,096,601	4,560,143	12
Interest bearing transaction accounts	7,728,631	7,511,602	3	7,719,821	7,438,594	4	7,706,871	7,452,955	3
Total transaction accounts	12,635,031	11,597,206	9	12,466,803	11,370,881	10	12,803,472	12,013,098	7
Total deposits [c]	16,403,775	14,927,888	10	16,038,965	14,869,557	8	16,284,821	15,136,833	8
Shareholders’ equity	1,924,432	1,978,782	(3)	1,915,138	1,969,630	(3)	1,915,802	1,974,416	(3)
Period-end shares outstanding							122,597	125,846	(3)

[a]	Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and branches.
[b]	Excludes after-tax intangible amortization.
[c]	Includes adjustment for market valuation.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	2004		2003
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
EARNINGS SUMMARY
Net interest income	$226,739	$222,861	$228,698	$230,258	$223,329
Noninterest income — operating	150,019	139,704	137,138	134,009	129,845

Total revenue — operating	376,758	362,565	365,836	364,267	353,174
Investment securities gains (losses), net	—	2,207	(46)	3	—
Gain on sale of branches	—	—	—	—	2,128
Provision for loan losses	28,178	24,345	31,639	30,354	27,909
Noninterest expense	211,181	210,147	203,573	202,680	195,497

Pretax income	137,399	130,280	130,578	131,236	131,896
Income tax expense	45,654	44,033	44,400	44,679	44,848

Net income	$91,745	$86,247	$86,178	$86,557	$87,048

Diluted earnings per share	$0.73	$0.69	$0.69	$0.68	$0.68
Diluted weighted average shares outstanding	124,947	125,146	125,074	127,566	128,602

SELECTED RATIOS
Average common equity to average assets	6.93%	7.07%	7.01%	7.63%	8.04%
Average loans to average total deposits	107.46	112.19	112.96	111.91	111.00
Return on average assets	1.33	1.29	1.29	1.34	1.42
Return on average equity	19.17	18.20	18.40	17.58	17.64
Efficiency ratio [a]	55.84	57.75	55.35	55.41	55.08
Return on average tangible equity [b]	23.63	22.47	22.89	21.66	21.61
Book value per common share	$15.63	$15.77	$15.33	$15.41	$15.69

			Annualized
	Jun 30,	Mar 31,	%
	2004	2004	Change

ENDING BALANCE SHEET
Total loans	$17,762,727	$17,352,143	9
Total loans — managed	19,585,750	19,335,873	5
Total investment securities [c]	7,857,004	7,877,643	(1)
Earning assets [c]	25,689,247	25,263,994	7
Total assets	27,901,092	27,480,584	6
Noninterest bearing demand deposits	5,096,601	5,065,470	2
Interest bearing transaction accounts	7,706,871	7,885,864	(9)
Total transaction accounts	12,803,472	12,951,334	(5)
Total deposits [c]	16,284,821	16,524,445	(6)
Shareholders’ equity	1,915,802	1,927,190	(2)

			Annualized
	Jun 30,	Mar 31,	%
	2004	2004	Change

QUARTER AVERAGE BALANCE SHEET
Total loans	$17,628,044	$17,584,094	1
Total loans — managed	19,513,378	19,056,636	10
Total investment securities [c]	7,940,465	7,160,831	44
Earning assets [c]	25,631,460	24,800,624	13
Total assets	27,785,546	26,958,209	12
Noninterest bearing demand deposits	4,906,400	4,587,563	28
Interest bearing transaction accounts	7,728,631	7,711,011	1
Total transaction accounts	12,635,031	12,298,574	11
Total deposits [c]	16,403,775	15,674,156	19
Shareholders’ equity	1,924,432	1,905,844	4

[a]	Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and branches.

[b]	Excludes after-tax intangible amortization.

[c]	Includes adjustment for market valuation.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	2004		2003
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
NONPERFORMING ASSETS
Nonaccrual loans	$62,536	$79,052	$65,870	$67,597	$77,854
Renegotiated loans	41	64	218	179	489
Other real estate, net	27,070	30,782	29,014	25,835	24,412

Total nonperforming assets	$89,647	$109,898	$95,102	$93,611	$102,755

Loans ninety days or more past due	$14,343	$18,663	$26,159	$22,825	$18,262
Other repossessed assets	1,520	1,472	427	247	306
Total nonperforming assets as a % of loans and ORE	0.50%	0.63%	0.55%	0.55%	0.63%

	Three Months Ended
	2004		2003
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$244,655	$244,882	$239,971	$234,158	$237,100
Net charge-offs (NCO)	22,260	23,981	26,308	24,541	27,909
Allowance for loans securitized / sold	—	(591)	(420)	—	(2,942)
Provision for loan losses	28,178	24,345	31,639	30,354	27,909

Balance at end of period	$250,573	$244,655	$244,882	$239,971	$234,158

Allowance for loan losses as a % of total loans	1.41%	1.41%	1.41%	1.41%	1.43%

Allowance for loan losses as a % of nonperforming loans	400.42	309.24	370.54	354.06	298.89

Allowance for loan losses as a % of nonperforming assets	279.51	222.62	257.49	256.35	227.88

Annualized as a % of average loans:
NCO — QTD	0.51	0.55	0.60	0.58	0.68
NCO — YTD	0.53	0.55	0.62	0.63	0.65

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Three Months Ended June 30
	2004			2003
YIELD/RATE ANALYSIS	Average	Income/	Yield/	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets:
Loans	$17,628,044	$223,510	5.10%	$16,569,323	$248,490	6.02%
Investment securities held to maturity	3,239,576	39,164	4.86	327,653	4,462	5.46
Investment securities available for sale [a]	4,663,053	50,938	4.39	5,457,879	65,430	4.81
Other earning assets	62,951	289	1.85	37,859	232	2.46

Total earning assets	25,593,624	313,901	4.93	22,392,714	318,614	5.71
Allowance for loan losses	(247,684)			(235,937)
Unrealized gain on securities available for sale	37,836			142,826
Other assets	2,401,770			2,308,272

	$27,785,546			$24,607,875

Liabilities and Shareholders’ Equity Interest bearing liabilities:
Interest bearing transaction accounts	$7,728,631	11,480	0.60	$7,511,602	17,105	0.91
Time deposits	2,063,223	15,350	2.99	1,959,671	17,814	3.65
Certificates of deposit of $100,000 or more [a]	1,708,475	9,095	2.14	1,366,326	9,103	2.67
Federal funds purchased and securities sold under agreement to repurchase	4,037,382	9,908	0.99	2,413,597	7,012	1.17
Other short-term borrowings	99,814	191	0.77	126,991	274	0.87
FHLB and other borrowings [a]	5,011,110	40,245	3.23	4,734,953	43,037	3.65

Total interest bearing liabilities	20,648,635	86,269	1.68	18,113,140	94,345	2.09

Net interest spread		227,632	3.25%		224,269	3.62%

Noninterest bearing demand deposits	4,906,400			4,085,604
Other liabilities	306,079			430,349
Shareholders’ equity	1,924,432			1,978,782

	$27,785,546			$24,607,875

Net yield on earning assets			3.58%			4.02%

Taxable equivalent adjustment:
Loans		179			125
Investment securities held to maturity		661			299
Investment securities available for sale		44			510
Other earning assets		9			6

Total taxable equivalent adjustment		893			940

Net interest income		$226,739			$223,329

[a] Excludes adjustment for market valuation.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Six Months Ended June 30
	2004			2003
YIELD/RATE ANALYSIS	Average	Income/	Yield/	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets:
Loans	$17,606,069	$455,465	5.20%	$16,587,604	$507,408	6.17%
Investment securities held to maturity	3,054,420	74,408	4.90	380,622	10,457	5.54
Investment securities available for sale [a]	4,442,271	94,995	4.30	4,986,797	127,492	5.16
Other earning assets	59,325	592	2.01	39,894	477	2.41

Total earning assets	25,162,085	625,460	5.00	21,994,917	645,834	5.92
Allowance for loan losses	(247,389)			(234,897)
Unrealized gain (loss) on securities available for sale	53,957			150,811
Other assets	2,403,225			2,298,518

	$27,371,878			$24,209,349

Liabilities and Shareholders’ Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,719,821	23,830	0.62	$7,438,594	35,596	0.96
Time deposits	1,942,012	30,434	3.15	2,003,362	36,958	3.72
Certificates of deposit of $100,000 or more [a]	1,631,682	17,696	2.18	1,489,719	19,614	2.66
Federal funds purchased and securities sold under agreement to repurchase	4,111,950	20,020	0.98	2,054,508	11,773	1.16
Other short-term borrowings	107,718	393	0.73	115,443	511	0.89
FHLB and other borrowings [a]	4,880,864	81,714	3.37	4,766,754	88,894	3.76

Total interest bearing liabilities	20,394,047	174,087	1.72	17,868,380	193,346	2.18

Net interest spread		451,373	3.28%		452,488	3.74%

Noninterest bearing demand deposits	4,746,982			3,932,287
Other liabilities	315,711			439,052
Shareholders’ equity	1,915,138			1,969,630

	$27,371,878			$24,209,349

Net yield on earning assets			3.61%			4.15%

Taxable equivalent adjustment:
Loans		327			265
Investment securities held to maturity		1,337			617
Investment securities available for sale		89			1,020
Other earning assets		20			12

Total taxable equivalent adjustment		1,773			1,914

Net interest income		$449,600			$450,574

[a] Excludes adjustment for market valuation.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Six Months			Three Months Ended
	Ended June 30%			2004		2003
	2004	2003	Change	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
NONINTEREST INCOME

Service charges on deposit accounts	$137,322	$111,511	23	$72,994	$64,328	$66,001	$63,907	$60,232
Credit card service charges and fees	35,585	29,730	20	19,016	16,569	15,172	15,165	15,713
Insurance commissions	27,393	20,855	31	12,806	14,587	11,568	11,601	10,051
Retail investment sales	15,650	14,484	8	8,092	7,558	6,220	6,736	7,323
Asset management fees	11,419	10,798	6	5,684	5,735	5,721	5,475	5,452
Corporate and correspondent investment sales	10,873	15,480	(30)	4,910	5,963	5,737	7,740	7,057
Bank owned life insurance	8,203	8,918	(8)	4,031	4,172	3,944	4,066	4,460
Other income	43,278	41,176	5	22,486	20,792	22,775	19,319	19,557

Total noninterest income - operating	289,723	252,952	15	150,019	139,704	137,138	134,009	129,845
Gain on sale of branches	—	2,128	(100)	—	—	—	—	2,128
Investment securities gains (losses), net	2,207	—	—	—	2,207	(46)	3	—

Total	$291,930	$255,080	14	$150,019	$141,911	$137,092	$134,012	$131,973

NONINTEREST EXPENSE

Salaries and benefits	$229,467	$214,677	7	$111,330	$118,137	$106,229	$108,580	$106,948
Equipment expense	37,301	36,199	3	18,948	18,353	18,325	17,778	18,413
Net occupancy expense	33,246	29,819	11	16,768	16,478	15,931	15,857	15,259
Professional services	26,747	27,000	(1)	13,605	13,142	15,258	14,260	14,515
Marketing expense	19,136	16,150	18	10,467	8,669	7,777	8,019	6,923
Communications expense	11,361	12,302	(8)	5,838	5,523	4,161	8,085	6,285
Amortization of intangibles	3,250	3,626	(10)	1,624	1,626	1,835	1,841	1,827
Merger and integration expenses	545	921	(41)	300	245	589	343	455
Other expense	60,275	50,936	18	32,301	27,974	33,468	27,917	24,872

Total	$421,328	$391,630	8	$211,181	$210,147	$203,573	$202,680	$195,497

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